SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2005


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-25509                  42-1485449
         --------                       ---------                  ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


                    329 Pierce Street, Sioux City, Iowa 51101
                    -----------------------------------------
                     Address of principal executive offices

                                 (712) 277-0200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-(c))







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Item 2.02. Results of Operations and Financial Condition

     On January 25, 2005, First Federal Bankshares, Inc. issued a press release regarding its results of operations and financial condition at and for the three-month and six-month periods ended December 31, 2004. In addition, the Company announced the declaration of a dividend. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the three-month and six-month periods ended December 31, 2004, as part of its Form 10-Q covering those periods.

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits: The following exhibit is being furnished herewith:

       Exhibit No.         Exhibit Description
       -----------         -------------------

          99.1 Press release text and financial supplement of First Federal Bankshares, Inc. dated January 25, 2005.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRST FEDERAL BANKSHARES, INC.

DATE:  January 26, 2005                By: /s/Barry Backhaus
                                           -----------------
                                           Barry Backhaus
                                           President and Chief Executive Officer







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